UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

MIRAGEN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 643-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2017, Miragen Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release reporting financial results for the three-month period ended September 30, 2017.

The press release is attached hereto as Exhibit 99.1, which is furnished under Item 2.02 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 8 – Other Events

Item 8.01 Other Events.

On November 8, 2017, the Company made the following announcements regarding its product candidate development efforts and anticipated milestones.

MRG-106

On November 8, 2017, the Company announced, that as of such date, five patients in the Company’s ongoing Phase 1 clinical trial evaluating the safety, efficacy and pharmacokinetics of MRG-106 in patients with the mycosis fungoides form of cutaneous T-cell lymphoma (“CTCL”) had demonstrated a duration of improvement of 50% or greater, as measured by the maximal change in each patient’s modified Severity Weighted Assessment Tool score, which assesses the severity of skin disease over a patient’s entire body, for four months or longer.

On November 8, 2017, the Company announced it is evaluating MRG-106 in additional oncology indications within the current Phase 1 trial. These additional indications include adult T-cell leukemia/lymphoma, diffuse large B-cell lymphoma, and chronic lymphocytic leukemia. In each of these expansion indications, the disease process appears to correlate with an increase in microRNA-155 levels, the sole target of MRG-106. Dosing of subjects in the expansion indications has commenced and the Company plans to release interim data during 2018.

MRG-201

On November 8, 2017, the Company announced that, in the first half of 2018, the Company intends to initiate a Phase 2a trial to evaluate MRG-201 in subjects with a predisposition for keloid formation.

MRG-110

On November 8, 2017, the Company announced that it plans to initiate, with Les Laboratoires Servier and Institut de Recherches Servier, two Phase 1 clinical trials to evaluate the safety, pharmacokinetics and pharmacodynamic effects of MRG-110, the Company’s product candidate which is an inhibitor of microRNA-92a delivered both systemically and intradermally. As part of the Phase 1 clinical trials, in addition to safety and pharmacokinetics, the Company intends to analyze biomarkers that may provide mechanistic proof of concept and support further study of MRG-110 in the treatment of cardiovascular disease and certain other conditions where vascular flow is compromised.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release, dated November 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.
Date: November 8, 2017

	By:	/s/ William S. Marshall
William S. Marshall, Ph.D.
President and Chief Executive Officer